                                                                   EXHIBIT 10.20

                             JANUARY 2001 AMENDMENT
                              TO CREDIT AGREEMENT

     This is an amendment to the Credit Agreement dated as of December 16, 1999, by and among FLIR Systems, Inc., an Oregon corporation ("Borrower"), each lender from time to time party thereto (collectively, "Lenders" and individually, a " Lender"), and Bank of America, N.A. as Administrative Agent and Issuing Lender.

                                   RECITALS:
                                   --------

     The parties hereto entered into the Credit Agreement referred to above (the "Credit Agreement") as of December 16, 1999. Thereafter, the parties entered into a series of amendments and/or forbearance agreements as follows:

          A.  Amendment to Credit Agreement dated as of April 13, 2000.

          B.  Forbearance Agreement and Consent dated as of August 10, 2000.

          C. Amendment to Forbearance Agreement and Consent dated as of August 21, 2000.

          D. Second Amendment Forbearance Agreement and Consent dated as of September 29, 2000.

          E. Third Amendment Forbearance Agreement and Consent dated as of December 15, 2000.

The parties hereto desire to amend the Credit Agreement and to supercede all of the amendments and forbearance agreements listed above so that upon execution of this January 2001, the only effective documents will be the Credit Agreement and this January 2001 Amendment.

     The parties agree as follows:

     1. The definition of "Applicable Amount" in Section 1.01 of the Credit Agreement is amended to read as follows:

          "'Applicable Amount' means initially 275 basis points per annum:

          If and only if all covenants herein are met, the Applicable Amount will be reduced as follows:

          When the total Combined Commitments have been reduced by principal payments to $88,391,257.89 or less, the Applicable Amount will be 250 basis points per annum.

          When the total Combined Commitments have been reduced by principal payments to $83,391,257.89 or less, the Applicable Amount will be 225 basis points per annum.

          When the total Combined Commitments have been reduced by principal payments to $78,391,257.89 or less, the Applicable Amount will be 200 basis points per annum.

          When the total Combined Commitments have been reduced by principal payments to $73,391,257.89 or less, the Applicable Amount will be 175 basis points. There will be no further reduction in the Applicable Amount per annum.

     2. The definition of Revolving Credit Maturity Date is amended to read as follows:

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         "'Revolving Credit Maturity Date' means July 15, 2002, as it may be earlier terminated or extended in accordance with the terms hereof."

     3. The following definitions in Section 1.01 of the Credit Agreement are deleted in their entirety:

         "Consolidated Tangible Net Worth"
         "Continuation" and "Continue"
         "Conversion" and "Convert"
         "Interest Coverage Ratio"
         "Interest Period"
         "Leverage Ratio"
         "Offshore Base Rate"
         "Offshore Rate"
         "Offshore Rate Loan"
         "Shareholders' Equity"
         "Swing Line"
         "Swing Line Lender"
         "Swing Line Loan"
         "Swing Line Sublimit"
         "Term Loan"
         "Term Loan Maturity Date"

     4.  Section 2.02(c) and Section 2.02(d) are deleted.

     5. Section 2.02 of the Credit Agreement is amended by substituting the following subsection (g):

         "(g) Availability is total Combined Commitments, less outstanding Loans and Outstanding Letters of Credit. Current availability is total Combined Commitments of $93,391,257.89 less outstanding Loans of $89,900,000 and less outstanding Letters of Credit of $767,709.89. Availability is $2,723,548 as of January 23, 2001.

         Availability may be used for and is reduced by new Loans or Letters of Credit. Availability will be increased and replenished as set forth below and will be increased by 100% of each standby Letter of Credit that expires without being drawn upon and that portion of any commercial Letter of Credit that is reimbursed and any commercial letter of credit or portion thereof which expires without being drawn upon.

         Availability will be reduced by the sum of unrepaid new advances plus outstanding Letters of Credit issued after 01/23/01, and increased by 50% of the first $5,000,000 of principal payments (the other 50% constituting a permanent reduction in total Combined Commitments). Principal payments exceeding $5,000,000 will permanently reduce the total Combined Commitments provided, however, that to the extent the sum of outstanding Letters of Credit and availability be less than $5,991,257.89, Borrower may elect to designate all or a portion of any principal repayment in excess of the first $5,000,000 to replenish availability up to a total availability of no more than $5,991,257.89, less the amount of outstanding Letters of Credit.

         Notwithstanding any provision of this Amendment to the contrary, the sum of availability and outstanding Letters of Credit shall not exceed $5,991,257.89."

     6.   Section 2.03(j) is amended to provide:

          "Standby Letter of Credit Fee. On each Quarterly Payment Date and on the Revolving Credit Maturity Date, Borrower shall pay to Administrative Agent in

                                       2
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         arrears, for the account of each Lender in accordance with its Pro Rata
         Share, a standby Letter of Credit fee equal to 250 basis points per annum times the actual daily maximum amount available to be drawn under each Standby Letter of Credit since the later of the Closing Date and the previous Quarterly Payment Date."

     7.  Section 2.07 is deleted and amended to read:

         "2.07 Principal, Interest and Reductions in Total Combined Commitments.

         The following is substituted as Section 2.07.

         (a) By principal payments as described in Section 2.02 and Section 2.07(b), the total Combined Commitments will be reduced to the following amounts at the following times:

               Not Later Than:                   To No More Than
               ---------------                   ----------------

                  03/31/01                        $92,141,257.89
                  06/30/01                         90,891,257.89
                  09/30/01                         86,891,257.89
                  12/31/01                         80,891,257.89
                  03/31/02                         75,891,257.89
                  06/30/02                         70,891,257.89"

         (b) Borrower shall repay principal by the dates shown below in at least the cumulative amounts stated below:

                                                Principal Payments
              On or before:                   Totaling not less than
              -------------                   ----------------------
                 03/31/01                         $ 2,500,000
                 06/30/01                           5,000,000
                 09/30/01                           9,000,000
                 12/31/01                          15,000,000
                 03/31/02                          20,000,000
                 06/30/02                          25,000,000
                 07/15/02                    All principal and interest

         (c) Borrower will pay on the principal of the Loans, such amounts as are required so that the outstanding principal of the Loans at no time exceeds the total Combined Commitments and shall pay all of the outstanding principal amount of all Loans on the Revolving Credit Maturity Date.

         (d) Subject to subsection (e) below, Borrower shall pay interest on the unpaid principal amount of each Loan (before and after default, before and after maturity, before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Laws) from the date borrowed until paid in full (whether by acceleration or otherwise) on each applicable Interest Payment Date at a rate per annum equal to the interest rate for Base Rate Loans, plus, to the extent applicable in each case, the Applicable Amount.

         (e) If any amount payable by Borrower under any Loan Document is not paid when due (without regard to any applicable grace periods), it shall thereafter bear interest (after as well as before entry of judgment thereon to the extent permitted by law) at a fluctuating interest rate per annum at all times equal to the Default Rate to the fullest extent permitted by applicable Law. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be payable upon demand."

     8. The fee described in Section 2.08(a) of the Credit Agreement is deleted.

     9. Sections 2.12, 3.02, 3.03 and 3.04(a) of the Credit Agreement are deleted.

    10.  Section 3.05 of the Credit Agreement is deleted.

    11. The Borrower Disclosure Schedules to Section V and Sections 5.01, 5.05, 5.08, and 7.01 are deleted and replaced with those attached as Exhibit X hereto.

    12. Section 6.01 of the Credit Agreement is amended to add the following paragraphs:

         "(d) In addition to all other reporting, Borrower will provide Lenders with Borrower prepared reports monthly no later than the 45th day following the last day of March, June and September, and the 25th day after the end of each other month, except December, including
         Borrower's:


               (1) balance sheet
               (2) income statement
               (3) receivable aging
               (4) payable aging
               (5) backlog, and
               (6) inventory detail

         Not later than 120 days after the end of December, Borrower shall provide Lenders with its audited financial reports.

         (e) Such additional cash flow projections and reports of performance, such as performance by product line, as Lenders may reasonably request."

    13. Section 7.01(c) and Section 7.02(c) of the Credit Agreement are deleted.

    14. Borrower's rights under Section 7.03(c) of the Credit Agreement are not revoked by this Amendment.

    15. Section 7.07 is amended to read: "Borrower shall make no Restricted Payments."

    16. Section 7.12 of the Credit Agreement is amended to substitute $8,000,000 for $12,000,000.

    17. Subsections (a), (b), (c) and (d) of Sections 7.14 are all deleted, and the following is substituted for them as the only remaining Financial Covenant:

         "Allow or cause Consolidated EBITDA for any of the following periods to be less than that set forth below:

                                           Minimum Permissible
           Quarter Ending                  Consolidated EBITDA
           ---------------               ----------------------

           March 31, 2001                     $ 5,162,900


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           Two Quarters Ended:             Consolidated EBITDA:
           -------------------             --------------------
           June 30, 2001                      $12,591,900
           September 30, 2001                 $14,018.200
           December 31, 2001                  $15,130,850
           March 31, 2002                     $13,636,550

    18. Exhibit B, Form of Compliance Certificate, attached to the Credit Agreement is deleted and Exhibit B attached hereto is substituted therefor.

    19.  Schedule 1 is deleted.

    20. Schedule 2 attached to the Credit Agreement is deleted and Schedule 2 attached hereto is substituted therefor.

    21.  Schedule 2.01 attached to the Credit Agreement is deleted and Schedule
2.01 attached hereto is substituted therefor.

    22. Borrower hereby releases each Lender, Lenders, Agent and their officers, agents, successors and assigns from all claims of every nature known or unknown arising out of or related to any Loan or the Credit Agreement or past amendments to the Credit Agreement, which now exist and, but for the passage of time, could be asserted on the date Borrower signs this January 2001 Amendment.

    23. All references to "Swing Line Loans," "Term Loan," "Offshore Rates," "Offshore Rate Loans" in any section of the Credit Agreement shall be deemed removed and of no further effect.

    24. "Amendment Fee." Upon execution hereof, Borrower shall pay to the agent for the pro rata benefit of the Lenders an amendment fee of $250,000.

    25. Except as modified by this January 2001 Amendment, the Credit Agreement remains in full force and effect and the amendments/forbearance agreements referred to in "Recitals" above are no longer of any force or effect. The Credit Agreement and other Loan Documents as amended hereby represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

    26. Each Lender, Lenders and Agent waive any Borrower breaches or Events of Default which have occurred to date and which have been disclosed to Lender, Lenders or Agent.

    27. This January 2001 Amendment may be executed in any number of counterparts and by different parties hereto and separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same amendment.

    28. UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY THE LENDERS AFTER OCTOBER 3, 1989, CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION, AND BE SIGNED BY LENDERS TO BE ENFORCEABLE.

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers or agents duly authorized as of the date first above written.


                              FLIR SYSTEMS, INC., an Oregon corporation



                              By:    /s/ Stephen M. Bailey
                                 -----------------------------------------------

                              Name:  Stephen M. Bailey
                                   ---------------------------------------------

                              Title: Senior Vice President, Finance and CFO
                                    --------------------------------------------


                              BANK OF AMERICA, N.A.,
                              Administrative Agent


                              By:    /s/ Dora A. Brown
                                 -----------------------------------------------

                              Name:  Dora A. Brown
                                   ---------------------------------------------

                              Title: Vice President
                                    --------------------------------------------


                              BANK OF AMERICA, N.A.,
                              Issuing Lender, a Lender and Swing Line Lender


                              By:    /s/ Thomas E. Brown
                                 -----------------------------------------------

                              Name:  Thomas E. Brown
                                   ---------------------------------------------

                              Title: Senior Vice President
                                    --------------------------------------------



                              BANK ONE, N.A., a Lender


                              By:    /s/ Bonnie D. Wilson
                                 -----------------------------------------------

                              Name:  Bonnie D. Wilson
                                   ---------------------------------------------

                              Title: FVP
                                    --------------------------------------------

                              ABN AMRO BANK N.V., a Lender


                              By:    /s/ Steven C. Wimpenny
                                 -----------------------------------------------

                              Name:  Steven C. Wimpenny
                                   ---------------------------------------------

                              Title: Group Senior Vice President
                                    --------------------------------------------


                              By:    /s/ William J. Teresky
                                 -----------------------------------------------

                              Name:  William J. Teresky
                                   ---------------------------------------------

                              Title: Group Vice President
                                    --------------------------------------------




                              KEYBANK, N.A., a Lender


                              By:    /s/ Thomas E. Nadan
                                 -----------------------------------------------

                              Name:  Thomas E. Nadan
                                   ---------------------------------------------

                              Title: Vice President
                                    --------------------------------------------



                              SVENSKA HANDELSBANKEN AB (publ),
                              a Lender


                              By:    /s/ Mark Cleary
                                 -----------------------------------------------

                              Name:  Mark Cleary
                                   ---------------------------------------------

                              Title: Senior Vice President
                                    --------------------------------------------



                              By:    /s/ Kraig Klosson
                                 -----------------------------------------------

                              Name:  Kraig Klosson
                                   ---------------------------------------------

                              Title: Senior Vice President
                                    --------------------------------------------

                                       7